                      CHASE MANHATTAN RV OWNER TRUST 1997-A

                            MONTHLY SERVICER'S REPORT


                                                                                                      Settlement Date       8/31/99
                                                                                                      Determination Date    9/10/99
                                                                                                      Distribution Date     9/15/99

I.    All Payments on the Contracts                                                                                   15,564,442.75
II.   All Liquidation Proceeds on the Contracts with respect to Principal                                                459,089.69
III.  Repurchased Contracts                                                                                                    0.00
IV.   Investment Earnings on Collection Account                                                                                0.00
V.    Servicer Monthly Advances                                                                                          255,321.19
VI.   Distribution from the Reserve Account                                                                                    0.00
VII.  Deposits from the Pay-Ahead Account (including Investment Earnings)                                                158,356.23
VIII. Transfers to the Pay-Ahead Account                                                                                (151,528.85)

IX.   Less: Investment Earnings distributions                                                                                  0.00
        (a) To Sellers with respect to the Collection Account                                                                  0.00
        (b) To Sellers with respect to the Pay-Ahead Account

Total available amount in Collection Account                                                                         $16,285,681.01
                                                                                                                     ==============


DISTRIBUTION AMOUNTS                                                       Cost per $1000
- --------------------------------------------                               --------------
1.  (a) Class A-1 Note Interest Distribution                                                             0.00
    (b) Class A-1 Note Principal Distribution                                                            0.00
           Aggregate Class A-1 Note Distribution                             0.00000000                                        0.00

2.  (a) Class A-2 Note Interest Distribution                                                             0.00
    (b) Class A-2 Note Principal Distribution                                                            0.00
          Aggregate Class A-2 Note Distribution                              0.00000000                                        0.00

3.  (a) Class A-3 Note Interest Distribution                                                             0.00
    (b) Class A-3 Note Principal Distribution                                                            0.00
          Aggregate Class A-3 Note Distribution                              0.00000000                                        0.00

4.  (a) Class A-4 Note Interest Distribution                                                             0.00
    (b) Class A-4 Note Principal Distribution                                                            0.00
         Aggregate Class A-4 Note Distribution                               0.00000000                                        0.00

5.  (a) Class A-5 Note Interest Distribution                                                       281,987.23
    (b) Class A-5 Note Principal Distribution                                                   12,849,730.71
          Aggregate Class A-5 Note Distribution                             99.48271167                               13,131,717.94

6.  (a) Class A-6 Note Interest Distribution                                                       449,533.33
    (b) Class A-6 Note Principal Distribution                                                            0.00
          Aggregate Class A-6 Note Distribution                              5.10833333                                  449,533.33

7.  (a) Class A-7 Note Interest Distribution                                                       291,650.00
    (b) Class A-7 Note Principal Distribution                                                            0.00
          Aggregate Class A-7 Note Distribution                              5.11666667                                  291,650.00

8.  (a) Class A-8 Note Interest Distribution                                                       441,291.67
    (b)  Class A-8 Note Principal Distribution                                                           0.00
          Aggregate Class A-8 Note Distribution                              5.19166667                                  441,291.67

9.  (a) Class A-9 Note Interest Distribution                                                       321,266.67
    (b) Class A-9 Note Principal Distribution                                                            0.00
          Aggregate Class A-9 Note Distribution                              5.26666667                                  321,266.67

10. (a) Class A-10 Note Interest Distribution                                                      345,041.67
    (b) Class A-10 Note Principal Distribution                                                           0.00
          Aggregate Class A-10 Note Distribution                             5.30833333                                  345,041.67

11. (a) Class B Certificate Interest Distribution                                                  244,679.31
    (b) Class B Certificate Principal Distribution                                                       0.00
          Aggregate Class B Certificate Distribution                         5.45000000                                  244,679.31

12. Servicer Payment


    (a) Servicing Fee                                                                              190,344.43
    (b) Reimbursement of prior Monthly Advances                                                    283,984.98
             Total Servicer Payment                                                                                      474,329.41

13. Deposits to the Reserve Account                                                                                      586,171.02

Total Distribution Amount                                                                                            $16,285,681.01
                                                                                                                     ==============
Reserve Account distributions:
- --------------------------------------------

    (a) Amounts to the Sellers (Chase USA) from Excess Collections                                  75,205.74
    (b) Amounts to the Sellers (Chase Manhattan Bank) from Excess
        Collections                                                                                510,965.28
    (c) Distribution from the Reserve Account to the Sellers (Chase USA)                            25,982.37
    (d) Distribution from the Reserve Account to the Sellers (Chase
        Manhattan Bank)                                                                            176,530.23
              Total Amounts to Sellers (Chase USA & Chase Manhattan Bank)                                               $788,683.62
                                                                                                                     ==============

                 INTEREST
- --------------------------------------------

1.  Current Interest Requirement
      (a) Class A-1 Notes  @ 5.598%                                                                      0.00
      (b) Class A-2 Notes  @ 5.852%                                                                      0.00
      (c) Class A-3 Notes  @ 5.919%                                                                      0.00
      (d) Class A-4 Notes  @ 6.020%                                                                      0.00
      (e) Class A-5 Notes  @ 6.050%                                                                281,987.23
      (f) Class A-6 Notes  @ 6.130%                                                                449,533.33
      (g) Class A-7 Notes  @ 6.140%                                                                291,650.00
      (h) Class A-8 Notes  @ 6.230%                                                                441,291.67
      (i) Class A-9 Notes  @ 6.320%                                                                321,266.67
      (j) Class A-10 Notes @ 6.370%                                                                345,041.67
                   Aggregate Interest on Notes                                                                         2,130,770.56
      (k) Class B Certificates @          6.540%                                                                         244,679.31

2.  Remaining Interest Shortfall
      (a) Class A-1 Notes                                                                                0.00
      (b) Class A-2 Notes                                                                                0.00
      (c) Class A-3 Notes                                                                                0.00
      (d) Class A-4 Notes                                                                                0.00
      (e) Class A-5 Notes                                                                                0.00
      (f) Class A-6 Notes                                                                                0.00
      (g) Class A-7 Notes                                                                                0.00
      (h) Class A-8 Notes                                                                                0.00
      (i) Class A-9 Notes                                                                                0.00
      (j) Class A-10 Notes                                                                               0.00
      (k) Class B Certificates                                                                           0.00

3.  Total Distribution of Interest                                         Cost per $1000
                                                                           --------------
      (a) Class A-1 Notes                                                    0.00000000                  0.00
      (b) Class A-2 Notes                                                    0.00000000                  0.00
      (c) Class A-3 Notes                                                    0.00000000                  0.00
      (d) Class A-4 Notes                                                    0.00000000                  0.00
      (e) Class A-5 Notes                                                    2.13626689            281,987.23
      (f) Class A-6 Notes                                                    5.10833333            449,533.33
      (g) Class A-7 Notes                                                    5.11666667            291,650.00
      (h) Class A-8 Notes                                                    5.19166667            441,291.67
      (i) Class A-9 Notes                                                    5.26666667            321,266.67
      (j) Class A-10 Notes                                                   5.30833333            345,041.67
                   Total Aggregate Interest on Notes                                                                   2,130,770.56
      (k) Class B Certificates                                               5.45000000                                  244,679.31



                 PRINCIPAL
- --------------------------------------------
                                                                         No. of Contracts
                                                                         ----------------
1.  Amount of Stated Principal Collected                                                         4,593,405.98
2.  Amount of Principal Prepayment Collected                                       391           7,485,175.34
3.  Amount of Liquidated Contract                                                   25             771,149.39
4.  Amount of Repurchased Contract                                                   0                   0.00

      Total Formula Principal Distribution Amount                                                                     12,849,730.71

5.  Principal Balance before giving effect to Principal Distribution                               Pool Factor
                                                                                                   -----------
       (a) Class A-1 Notes                                                                          0.0000000                  0.00
       (b) Class A-2 Notes                                                                          0.0000000                  0.00
       (c) Class A-3 Notes                                                                          0.0000000                  0.00
       (d) Class A-4 Notes                                                                          0.0000000                  0.00

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
       (e) Class A-5 Notes                                                                          0.4237224         55,931,351.42
       (f) Class A-6 Notes                                                                          1.0000000         88,000,000.00
       (g) Class A-7 Notes                                                                          1.0000000         57,000,000.00
       (h) Class A-8 Notes                                                                          1.0000000         85,000,000.00
       (i) Class A-9 Notes                                                                          1.0000000         61,000,000.00
       (j) Class A-10 Notes                                                                         1.0000000         65,000,000.00
       (k) Class B Certificates                                                                     1.0000000         44,895,285.54

6.  Remaining Principal Shortfall
       (a) Class A-1 Notes                                                                                                     0.00
       (b) Class A-2 Notes                                                                                                     0.00
       (c) Class A-3 Notes                                                                                                     0.00
       (d) Class A-4 Notes                                                                                                     0.00
       (e) Class A-5 Notes                                                                                                     0.00
       (f) Class A-6 Notes                                                                                                     0.00
       (g) Class A-7 Notes                                                                                                     0.00
       (h) Class A-8 Notes                                                                                                     0.00
       (i) Class A-9 Notes                                                                                                     0.00
       (j) Class A-10 Notes                                                                                                    0.00
       (k) Class B Certificates                                                                                                0.00

7.  Principal Distribution                                                  Cost per $1000
                                                                            --------------
       (a) Class A-1 Notes                                                     0.00000000                                      0.00
       (b) Class A-2 Notes                                                     0.00000000                                      0.00
       (c) Class A-3 Notes                                                     0.00000000                                      0.00
       (d) Class A-4 Notes                                                     0.00000000                                      0.00
       (e) Class A-5 Notes                                                    97.34644477                             12,849,730.71
       (f) Class A-6 Notes                                                     0.00000000                                      0.00
       (g) Class A-7 Notes                                                     0.00000000                                      0.00
       (h) Class A-8 Notes                                                     0.00000000                                      0.00
       (i) Class A-9 Notes                                                     0.00000000                                      0.00
       (j) Class A-10 Notes                                                    0.00000000                                      0.00
       (k) Class B Certificates                                                0.00000000                                      0.00

8.  Principal Balance after giving effect to Principal Distribution                                Pool Factor
                                                                                                   -----------
       (a) Class A-1 Notes                                                                          0.0000000                  0.00
       (b) Class A-2 Notes                                                                          0.0000000                  0.00
       (c) Class A-3 Notes                                                                          0.0000000                  0.00
       (d) Class A-4 Notes                                                                          0.0000000                  0.00
       (e) Class A-5 Notes                                                                          0.3263759         43,081,620.71
       (f) Class A-6 Notes                                                                          1.0000000         88,000,000.00
       (g) Class A-7 Notes                                                                          1.0000000         57,000,000.00
       (h) Class A-8 Notes                                                                          1.0000000         85,000,000.00
       (i) Class A-9 Notes                                                                          1.0000000         61,000,000.00
       (j) Class A-10 Notes                                                                         1.0000000         65,000,000.00
       (k) Class B Certificates                                                                     1.0000000         44,895,285.54



                POOL DATA                                                                          Aggregate
- --------------------------------------------                             No. of Contracts      Principal Balance
                                                                         ----------------      -----------------
1.  Pool Stated Principal Balance as of                   8/31/99               16,048           443,976,906.25

2.  Delinquency Information                                                                                          % Delinquent
             (a) 31-59 Days                                                      149               3,228,787.39         0.727%
             (b) 60-89 Days                                                       40               1,121,505.97         0.253%
             (c) 90-119 Days                                                      34                 894,026.33         0.201%
             (d) 120 Days +                                                       95               2,753,616.74         0.620%


3.  Contracts Repossessed during the Due Period                                   10                 324,553.04

4.  Current Repossession Inventory                                                23                 914,013.02

5.  Aggregate Net Losses for the preceding Collection Period
      (a) Aggregate Principal Balance of Liquidated Receivables                   25                 771,149.39
      (b) Net Liquidation Proceeds on any Liquidated Receivables                                     459,089.69
                                                                                               ----------------
      Total Aggregate Net Losses for the preceding Collection Period                                 312,059.70

6.  Aggregate Losses on all Liquidated Receivables (Year-To-Date)                                  4,199,452.46

7.  Aggregate Net Losses on all Liquidated Receivables (Life-To-Date)            508               7,469,347.13

8.  Weighted Average Contract Rate of all Outstanding Contracts                                          9.252%

9.  Weighted Average Remaining Term to Maturity of all Outstanding Contracts                            109.029


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


            TRIGGER ANALYSIS
- --------------------------------------------
1.  (a) Average Delinquency Percentage                           1.276%
    (b) Delinquency Percentage Trigger in effect ?                          NO

2.  (a) Average Net Loss Ratio                                   0.086%
    (b) Net Loss Ratio Trigger in effect ?                                  NO
    (c) Net Loss Ratio (using ending Pool Balance)               0.122%

3.  (a) Servicer Replacement Percentage                          1.104%
    (b) Servicer Replacement Trigger in effect ?                            NO


               MISCELLANEOUS
- --------------------------------------------
1.  Monthly Servicing Fees                                                                                               190,344.43

2.  Servicer Advances                                                                                                    255,321.19

3.  (a) Opening Balance of the Reserve Account                                                                         9,136,532.74
    (b) Deposits to the Reserve Account                                                              586,171.02
    (c) Investment Earnings in the Reserve Account                                                    39,932.72
    (d) Distribution from the Reserve Account                                                       (788,683.62)
    (e) Ending Balance of the Reserve Account                                                                          8,973,952.86

4.  Specified Reserve Account Balance                                                                                  8,973,952.86

5.  (a) Opening Balance in the Pay-Ahead Account                                                                         556,884.61
    (b) Deposits to the Pay-Ahead Account from the Collection Account                                151,528.85
    (c) Investment Earnings in the Pay-Ahead Account                                                       0.00
    (d) Transfers from the Pay-Ahead Account to the Collection Account                              (158,356.23)
    (e) Ending Balance in the Pay-Ahead Account                                                                          550,057.23
